Exhibit 10.60

EXECUTION VERSION

FIRST AMENDMENT TO
COMMON TERMS AGREEMENT

This First Amendment, dated as of November 28, 2018 (the “First Amendment”), amends the Amended and Restated Common Terms Agreement, dated as of May 22, 2018 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Borrower”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Borrower, the “Loan Parties”), Société Générale as the Term Loan Facility Agent, The Bank of Nova Scotia as the Working Capital Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders, and Société Générale as the Intercreditor Agent. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement.

WHEREAS, pursuant to certain terms of the Finance Documents, it was intended that the Loan Parties would be permitted to enter into both secured and unsecured gas and power hedging arrangements; and

WHEREAS, the Intercreditor Agent is executing this amendment pursuant to Section 3.2(a)(i) (Voting Generally: Intercreditor Party Decisions and Intercreditor Votes), Section 4.4 (Administrative Decisions) and Schedule 2 (Administrative Decisions) of the Intercreditor Agreement in order to amend the Common Terms Agreement to cure certain ambiguities and inconsistencies with respect to the hedging terms therein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendments to Common Terms Agreement. The Borrower, the Guarantors and the Intercreditor Agent each agree that the Common Terms Agreement is amended by:

(a)replacing the words “hedging bank” with the word “counterparty” in the definition of “Hedging Bank” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement.

(b)deleting the word “or” after “Gas Hedge Provider” and replacing it with “,” and adding the words “or any other party that is a counterparty to a Hedging Instrument” directly after “Power Hedge Provider” in the definition of “Permitted Hedging Instrument” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Terms Agreement.

Section 2. Effectiveness. This First Amendment shall be effective upon (x) the receipt by the Intercreditor Agent of executed counterparts of this First Amendment by the Borrower and each Guarantor and (y) the execution of this First Amendment by the Intercreditor Agent.

Section 3. Finance Document. This First Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 4. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 5. Headings. All headings in this First Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 6. Binding Nature and Benefit. This First Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 7. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 8. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Common Terms Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Borrower

By:	/s/ Lisa C. Cohen
Name: Lisa Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa Cohen
Title: Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO COMMON TERMS AGREEMENT

IN WITNESS WHEREOF, the parties have caused this First Amendment to the Common Terms Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent on behalf of itself and
each Facility Agent

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO COMMON TERMS AGREEMENT